SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 24, 1998

                              SHERWOOD BRANDS, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NORTH CAROLINA
                                 --------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             1-14091                                  56-1349259
             -------                                  ----------
      (COMMISSION FILE NUMBER               (IRS EMPLOYER IDENTIFICATION NO.)

                              SHERWOOD BRANDS, INC.
                              6110 EXECUTIVE BLVD.
                                   SUITE 1080
                            ROCKVILLE, MARYLAND 20852
                            -------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 881-9340

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 24, 1998 the Company completed the acquisition of certain assets of E. Rosen Company d/b/a School House Candy Co ("Rosen"). Rosen had filed a receivership proceeding before the Rhode Island Superior Court on July 31, 1998. The Company paid $4.0 million in cash for Rosen's machinery and equipment, inventory, tradenames, trademarks and customer lists.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) & (b)         Financial statement disclosure is not required.

(c)   Exhibit 10.1     Receiver's Bill of Sale by Allen M. Shine, as receiver of
                       E. Rosen Company, dated September 24, 1998 (incorporated by reference to the Company's Form 8-K dated September
                       24, 1998).

      Exhibit 10.2 Receiver's Supplemental Bill of Sale by Allen M. Shine, as receiver of E. Rosen Company, dated September 24, 1998. (incorporated by reference to the Company's Form 8-K dated September 24, 1998)

      Exhibit 99 Press release of Sherwood Brands, Inc. dated September 18, 1998 (incorporated by reference to the Company's Form 8-K dated September 24, 1998)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SHERWOOD BRANDS, INC.

Date:  November 24, 1998      By: /s/ ANAT SCHWARTZ
                                  -------------------------------------------
                                      Anat Schwartz, Vice President